Exhibit 10.31

December 27, 2022 EXTENSION TO LEASE DATED May 6, 2017 BY AND BETWEEN: Hegan Lane Partnership, Lessor and Lulu’s Fashion Lounge, LLC., Lessee Property Address: 2812 Hegan Lane, B Chico, CA 95928 This extension of the above-mentioned lease is for one additional one year period from January 1, 2023 to December 31st, 2023. Lulu’s Fashion Lounge, LLC gives Hegan Lane Partnership permission to market and lease the unit. In the event that Hegan Lane Partnership is able to lease to a new tenant before the one year period is complete, Hegan Lane Partnership agrees to give Lulu’s Fashion Lounge, LLC a 90 day notice. Lulu’s Fashion Lounge, LLC will cooperate to provide showings of the building to prospective tenants. Lulu’s Fashion Lounge, LLC agrees to leave furnishings with the minimum being 50 cubicles with 10 desks and 10 chairs. Base rent during the extended term shall be increased by 3% above the prior year base rent as laid out below. 01.01.2023: $6980 per month All other terms and conditions of the above-mentioned lease are in full force and effect. ___________________________ ____________________________ DATE DATE ___________________________ ____________________________ Lulu’s Fashion Lounge, LLC. Hegan Lane Partnership     -- - -   - -

December 27, 2022 EXTENSION TO LEASE DATED October 26, 2017 BY AND BETWEEN: Hegan Lane Partnership, Lessor and Lulu’s Fashion Lounge, LLC., Lessee Property Address: 2812 Hegan Lane, C+F Chico, CA 95928 This extension of the above-mentioned lease is for one additional three year period from January 1, 2023 to December 31st, 2025. Base rent during the extended term shall be increased by 2% above the prior year base rent as laid out below. Unit C: 01.01.2023: $31,748.00 per month 01.01.2024: $32,383.00 per month 01.01.2025: $33,030.00 per month Unit F: 01.01.2023: $3,548.00 per month 01.01.2024: $3,619.00 per month 01.01.2025: $3,691.00 per month As per the lease a CAM will be charged for both units during this three period, as laid out below. Unit C: 01.01.2023-12.31.2025: $805.00 per month Unit F: 01.01.2023-12.31.2025: $90.00 per month All other terms and conditions of the above-mentioned lease are in full force and effect. ___________________________ ____________________________ DATE DATE ___________________________ ____________________________ Lulu’s Fashion Lounge, LLC. Hegan Lane Partnership     -- - -   - -

December 27, 2022 EXTENSION TO LEASE DATED November 5, 2019 BY AND BETWEEN: Hegan Lane Partnership, Lessor and Lulu’s Fashion Lounge, LLC., Lessee Property Address: 2812 Hegan Lane, E Chico, CA 95928 This extension of the above-mentioned lease is for one additional three year period from January 1, 2023 to December 31st, 2025. Base rent during the extended term shall be increased by 2% above the prior year base rent as laid out below. Unit E: 01.01.2023: $3,022.00 per month 01.01.2024: $3,082.00 per month 01.01.2025: $3,144.00 per month As per the lease a CAM will be charged for this unit during this three period, as laid out below. Unit E: 01.01.2023-12.31.2025: $150.00 per month All other terms and conditions of the above-mentioned lease are in full force and effect. ___________________________ ____________________________ DATE DATE ___________________________ ____________________________ Lulu’s Fashion Lounge, LLC. Hegan Lane Partnership     -- - -   - -

December 27, 2022 EXTENSION TO LEASE DATED September 4, 2020 BY AND BETWEEN: Hegan Lane Partnership, Lessor and Lulu’s Fashion Lounge, LLC., Lessee Property Address: 2812 Hegan Lane, G Chico, CA 95928 This extension of the above-mentioned lease is for one additional three year period from January 1, 2023 to December 31st, 2025. Base rent during the extended term shall be increased by 3% above the prior year base rent as laid out below. Unit G: 01.01.2023: $2,575.00 per month 01.01.2024: $2,652.00 per month 01.01.2025: $2,732.00 per month All other terms and conditions of the above-mentioned lease are in full force and effect. ___________________________ ____________________________ DATE DATE ___________________________ ____________________________ Lulu’s Fashion Lounge, LLC. Hegan Lane Partnership     -- - -   - -